SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 15, 2006

Commission file number 001-12215

Quest Diagnostics Incorporated
1290 Wall Street West
Lyndhurst, NJ 07071
(201) 393-5000

Delaware
(State of Incorporation)

16-1387862
(I.R.S. Employer Identification Number)

Item 1.01	Entry into a Material Definitive Agreement

          On February 15, 2006, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Quest Diagnostics Incorporated (the “Company”) approved the annual base salaries for the chief executive officer and other executive officers of the Company for fiscal year 2006. In addition, the Compensation Committee established the financial and strategic criteria and targets used in establishing bonus and award grants for fiscal year 2006 under the Company’s Senior Management Incentive Plan (“SMIP”) and Amended and Restated Employee Long-Term Incentive Plan (“ELTIP”).

          Base Salary

           On February 15, 2006, the Compensation Committee approved the following annual base salaries for fiscal year 2006 for the Company’s chief executive officer and other executive officers (effective January 1, 2006):

Name and Position	Base Salary for 2006

Surya N. Mohapatra Chairman, President and Chief Executive Officer	$1,023,000
Robert A. Hagemann Senior Vice President and Chief Financial Officer	463,008
David M. Zewe Senior Vice President, Diagnostic Testing Operations	481,416
Michael E. Prevoznik Senior Vice President and General Counsel	401,205
Robert E. Peters Vice President, Sales and Marketing	355,425
W. Thomas Grant, II Senior Vice President, Insurance and Employer Services	365,000

          Cash Bonus Awards

          Annual cash bonus incentives are paid to the chief executive officer and other executive officers in accordance with the SMIP. Consistent with past practice, on February 15, 2006, the Compensation Committee established additional target percentages in respect of each executive officer’s base salary to be used in determining the bonus awards for fiscal year 2006. Whether or not an executive officer receives his target percentage bonus will be based on three factors: first, financial performance, which is to be measured against objectives established for earnings per share and revenue growth; second, the Company’s performance against other specific targets, such as patient satisfaction, six sigma quality, customer retention and employee satisfaction; and third, individual performance measures for each executive officer. These criteria are applicable to all participants under the SMIP, including the Company’s chief executive officer and its other executive officers.

          The additional targets established by the Compensation Committee for bonus awards for the chief executive officer and other executive officers for fiscal year 2006 are as follows:

Name and Position	Target Bonus (as a % of Base Salary) that May be Granted Pursuant to 2006 Awards

Surya N. Mohapatra Chairman, President and Chief Executive Officer	130%
Robert A. Hagemann Senior Vice President and Chief Financial Officer	90%
David M. Zewe Senior Vice President, Diagnostic Testing Operations	70%
Michael E. Prevoznik Senior Vice President and General Counsel	65%
Robert E. Peters Vice President, Sales and Marketing	65%
W. Thomas Grant, II* Senior Vice President, Insurance and Employer Services	100%

*

Under Mr. Grant’s employment agreement, dated August 8, 2005, the maximum annual bonus opportunity is 100% of Base Salary (as defined). Under Mr. Grant’s employment agreement, he is also eligible for a Special Annual Performance Bonus (as defined) for fiscal years 2006, 2007 and 2008. The Special Annual Performance Bonus opportunity for target level performance is $38,000, based on the achievement of performance metrics related to the effective integration and growth of the business for which Mr. Grant is responsible.

          Under the SMIP, the maximum bonus that can be paid to a participant is 1% of the Company’s Earnings (as defined in the SMIP) in the relevant fiscal year.

          Long-Term Incentives

          The chief executive officer and each other executive officer of the Company are eligible to receive annual long-term incentive awards in the form of stock options and performance shares under the ELTIP. On February 15, 2006, the Compensation Committee granted the stock options for fiscal year 2006 and the target performance shares for the fiscal year 2006 to 2008 performance period that are set out in the table below:

Name and Position	2006 Stock Option Grants	2006 Target Performance Shares

Surya N. Mohapatra Chairman, President and Chief Executive Officer	275,000	55,000
Robert A. Hagemann Senior Vice President and Chief Financial Officer	113,334	22,667
David M. Zewe Senior Vice President, Diagnostic Testing Operations	63,334	12,667
Michael E. Prevoznik Senior Vice President and General Counsel	54,667	10,934
Robert E. Peters Vice President, Sales and Marketing	50,000	10,000
W. Thomas Grant, II Senior Vice President, Insurance and Employer Services	46,667	9,334

          Each stock option award is subject to the terms and conditions of a Non-Qualified Stock Option Agreement entered into with the participant, the form of which is filed as Exhibit 10.1 to this report and is incorporated herein by this reference. The Non-Qualified Stock Option Agreements executed by the chief executive officer and each other executive officer of the Company with respect to the stock option grants in respect of 2006 also are filed as Exhibit 10.2 though Exhibit 10.7 to this report and are incorporated herein by this reference. The stock options granted in respect of 2006 will vest over a three-year period and have a seven-year term. All stock options are granted with an exercise price that is not less than the fair market value of Company’s common stock on the date of grant and option re-pricing is prohibited by the terms of the ELTIP, except if the Compensation Committee determines that one or more specified corporate transactions has affected the price per share such that an adjustment of outstanding awards is required to preserve (or prevent an enlargement of) the benefit or potential benefit intended at the time of the grant.

          Each performance share award is subject to the terms and conditions of a Performance Share Award Agreement entered into with the participant, the form of which is filed as Exhibit 10.8 to this report and is incorporated herein by this reference. The Performance Share Award Agreements executed by the chief executive officer and each other executive officer of the Company with respect to the performance shares awards in respect of 2006 also are filed as Exhibit 10.9 though Exhibit 10.14 to this report and are incorporated herein by this reference.

          The performance shares subject to the 2006 award will be earned based on the earnings per share performance of the Company over a multi-year period, and will be paid out in shares of common stock of the Company at the end of the term. The target performance shares issued in respect of 2006 provide for the issuance of stock based on the Company’s earnings per share growth as compared to our peers in the compensation peer group. Depending upon the achieved “relative” earnings per share growth, 0% to 200% of the target number of shares may be awarded. Threshold awards equal to 0% of target will be earned when the Company’s earnings per share ranks at the 25th percentile or below of the peer group. Target awards are earned for ranking at the 55th percentile of the peer group. Maximum awards equal to 200% of target will be earned when the Company’s earnings per share growth ranks at the 85th percentile or above of the peer group. Awards for performance between these percentiles will be interpolated on a straight-line basis.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Form of Non-Qualified Stock Option Agreement
10.2	Non-Qualified Stock Option Agreement, dated February 15, 2006, between the Company and Surya N. Mohapatra
10.3	Non-Qualified Stock Option Agreement, dated February 15, 2006, between the Company and Robert A. Hagemann
10.4	Non-Qualified Stock Option Agreement, dated February 15, 2006, between the Company and David M. Zewe
10.5	Non-Qualified Stock Option Agreement, dated February 15, 2006, between the Company and Michael E. Prevoznik

10.6	Non-Qualified Stock Option Agreement, dated February 15, 2006, between the Company and Robert E. Peters
10.7	Non-Qualified Stock Option Agreement, dated February 15, 2006, between the Company and W. Thomas Grant, II
10.8	Form of Performance Share Award Agreement (2006 – 2008 Performance Period)
10.9	Performance Share Award Agreement, dated February 15, 2006, between the Company and Surya N. Mohapatra
10.10	Performance Share Award Agreement, dated February 15, 2006, between the Company and Robert A. Hagemann
10.11	Performance Share Award Agreement, dated February 15, 2006, between the Company and David M. Zewe
10.12	Performance Share Award Agreement, dated February 15, 2006, between the Company and Michael E. Prevoznik
10.13	Performance Share Award Agreement, dated February 15, 2006, between the Company and Robert E. Peters
10.14	Performance Share Award Agreement, dated February 15, 2006, between the Company and W. Thomas Grant, II

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 17, 2006

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ Leo C. Farrenkopf, Jr.

Leo C. Farrenkopf, Jr.
Vice President, Assistant General Counsel and
Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Form of Non-Qualified Stock Option Agreement
10.2	Non-Qualified Stock Option Agreement, dated February 15, 2006, between the Company and Surya N. Mohapatra
10.3	Non-Qualified Stock Option Agreement, dated February 15, 2006, between the Company and Robert A. Hagemann
10.4	Non-Qualified Stock Option Agreement, dated February 15, 2006, between the Company and David M. Zewe
10.5	Non-Qualified Stock Option Agreement, dated February 15, 2006, between the Company and Michael E. Prevoznik
10.6	Non-Qualified Stock Option Agreement, dated February 15, 2006, between the Company and Robert E. Peters
10.7	Non-Qualified Stock Option Agreement, dated February 15, 2006, between the Company and W. Thomas Grant, II
10.8	Form of Performance Share Award Agreement (2006 – 2008 Performance Period)
10.9	Performance Share Award Agreement, dated February 15, 2006, between the Company and Surya N. Mohapatra
10.10	Performance Share Award Agreement, dated February 15, 2006, between the Company and Robert A. Hagemann
10.11	Performance Share Award Agreement, dated February 15, 2006, between the Company and David M. Zewe
10.12	Performance Share Award Agreement, dated February 15, 2006, between the Company and Michael E. Prevoznik
10.13	Performance Share Award Agreement, dated February 15, 2006, between the Company and Robert E. Peters
10.14	Performance Share Award Agreement, dated February 15, 2006, between the Company and W. Thomas Grant, II